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                                                                 EXHIBIT 10.32.4

     This COLLATERAL AGREEMENT (this "Agreement"), dated as of October 22, 2002
and effective as of November    , 2002, by and among KNOLOGY BROADBAND, INC.
                             ---
(formerly known as KNOLOGY Holdings, Inc.) ("KNOLOGY"), a Delaware corporation, and certain undersigned Subsidiaries of KNOLOGY (collectively, the "Grantors"), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as Administrative Agent (in such capacity, the "Administrative Agent") for the ratable benefit of the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement referred to below.

                              STATEMENT OF PURPOSE

     KNOLOGY and certain of the undersigned Subsidiaries are party to the Security Agreement dated December 22, 1998 made by KNOLOGY Holdings, Inc. and certain Subsidiaries of KNOLOGY, as Grantors, in favor of First Union National Bank, as Administrative Agent (as previously amended, restated, supplemented or otherwise modified from time to time, the "Existing Security Agreement").

     KNOLOGY is party to the Pledge Agreement dated December 22, 1998 by and between, KNOLOGY Holdings, Inc., as Pledgor and First Union National Bank, as Administrative Agent (as previously amended, restated, supplemented or otherwise modified from time to time, the "Holdings Pledge Agreement").

     KNOLOGY of South Carolina, Inc. is party to the Pledge Agreement dated December 22, 1998 by and between KNOLOGY of South Carolina, Inc., as Pledgor and First Union National Bank, as Administrative Agent (as previously amended, restated, supplemented or otherwise modified from time to time, the "South Carolina Pledge Agreement, and together with the Holdings Pledge Agreement, the "Existing Pledge Agreements").

     Pursuant to the Amended and Restated Credit Agreement, dated as of October
22, 2002 and effective as of November    , 2002 (as amended, restated,
                                      ---
supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among KNOLOGY, as guarantor, certain of its Subsidiaries, as borrowers, (together with any Additional Borrowers who may become party thereto, the "Borrowers"), the Lenders, and the Administrative Agent, the Lenders have agreed to make certain Loans to the Borrowers as described therein. As a condition and to induce the Lenders to make their Loans under the Credit Agreement, the Lenders have requested and the Grantors have agreed to amend and restate the Existing Security Agreement and Existing Pledge Agreements to grant a continuing security interest in and to the "Collateral" (as hereinafter defined) to secure the "Secured Obligations" (as hereinafter defined").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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                                    ARTICLE I

                                  DEFINED TERMS

     SECTION 1.1. Terms Defined in the Uniform Commercial Code.

     (a) The following terms when used in this Agreement shall have the meanings assigned to them in the UCC (as defined in Section 1.2 below) as in effect from time to time: "Account", "Account Debtor", "Authenticate", "Certificated Security", "Chattel Paper"; "Commercial Tort Claim", "Deposit Account", "Documents", "Electronic Chattel Paper", "Equipment", "Fixture", "General Intangible", "Instrument", "Inventory", "Investment Property", "Issuer", "Letter of Credit Rights", "Proceeds", "Record", "Securities Entitlement", "Securities Intermediary", "Security Account", "Supporting Obligation", "Tangible Chattel Paper", and "Uncertificated Security".

     (b) Terms defined in the UCC and not otherwise defined herein or in the Credit Agreement shall have the meaning assigned in the UCC as in effect from time to time.

     SECTION 1.2. Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:

     "Agreement" means this Collateral Agreement, as amended, restated, supplemented or otherwise modified from time to time.

     "Applicable Insolvency Laws" means all Applicable Laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 547, 548 and 550 and other "avoidance" provisions of Title 11 of the United States Code).

     "CATV Franchise" shall have the meaning assigned thereto in the Credit Agreement.

     "Collateral" shall have the meaning assigned thereto in Section 2.1.

     "Collateral Account" means any collateral account established by the Administrative Agent as provided in Article V.

     "Communications License" shall have the meaning assigned thereto in the Credit Agreement.

     "Control" means the manner in which "control" is achieved under the UCC with respect to any Collateral for which the UCC specifies a method of achieving "control".

     "Controlled Depositary" shall have the meaning assigned thereto in Section 4.6(a).

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     "Copyrights" means, collectively, all of the following of each Grantor: (a)
all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications anywhere in the world, including, without limitation, those listed on Schedule 3.10 hereto, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing throughout the world.

     "Copyright Licenses" means any written agreement naming any Grantor as licensor or licensee, including, without limitation, those listed in Schedule 3.10, granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

     "Effective Endorsement and Assignment" means, with respect to any specific type of Collateral, all such endorsements, assignments and other instruments of transfer required by the Administrative Agent with respect to the Security Interest granted in such Collateral, and in each case, in form and substance satisfactory to the Administrative Agent.

     "Intellectual Property" means collectively, all of the following of each
Grantor: (a) all systems software, applications software and internet rights, including, without limitation, screen displays and formats, internet domain names, web sites (including web links), program structures, sequence and organization, all documentation for such software, including, without limitation, user manuals, flowcharts, programmer's notes, functional specifications, and operations manuals, all formulas, processes, ideas and know-how embodied in any of the foregoing, and all program materials, flowcharts, notes and outlines created in connection with any of the foregoing, whether or not patentable or copyrightable, (b) concepts, discoveries, improvements and ideas, (c) any useful information relating to the items described in clause (a) or (b), including know-how, technology, engineering drawings, reports, design information, trade secrets, practices, laboratory notebooks, specifications, test procedures, maintenance manuals, research, development, manufacturing, marketing, merchandising, selling, purchasing and accounting, (d) Patents and Patent Licenses, Copyrights and Copyright Licenses, Trademarks and Trademark Licenses, and (e) other licenses to use any of the items described in the foregoing clauses (a), (b), (c) and (d) or any other similar items of such Grantor necessary for the conduct of its business.

     "Material Contracts" shall have the meaning assigned thereto in the Credit Agreement.

     "Obligations" shall have the meaning assigned thereto in the Credit
Agreement

     "PUC Authorization" shall have the meaning assigned thereto in the Credit Agreement.

     "Patents" means collectively, all of the following of each Grantor: (a) all patents, rights and interests in patents, patentable inventions and patent applications anywhere in the world, including, without limitation, those listed on Schedule 3.10 hereto, (b) all reissues, extensions,

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continuations (in whole or in part) and renewals of any of the foregoing, (c)
all income, royalties, damages or payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing throughout the world.

     "Patent License" means all agreements now or hereafter in existence, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in
Schedule 3.10 hereto.

     "Perfection Certificate" means the perfection certificate dated as of even date herewith, substantially in the form of Exhibit A attached hereto, and otherwise in form and substance satisfactory to the Administrative Agent, and duly certified by an officer of Knology on behalf of the Grantors.

     "Permitted Liens" shall have the meaning assigned thereto in the Credit Agreement.

     "Securities Act" means the Securities Act of 1933, including all amendments thereto and regulations promulgated thereunder.

     "Security Interests" means the security interests granted pursuant to
Article II, as well as all other security interests created or assigned as additional security for the Obligations pursuant to the provisions of the Credit Agreement.

     "Subsidiary Issuer" means any Issuer of Investment Property, which such Issuer is a direct or indirect Subsidiary of a Grantor.

     "Trademarks" means collectively, all of the following of each Grantor: (a) all trademarks, rights and interests in trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith anywhere in the world, including, without limitation, those listed on Schedule 3.10 hereto, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing throughout the world.

     "Trademark License" means any agreement now or hereafter in existence, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 3.10.

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     "UCC" means the Uniform Commercial Code as in effect in the State of North
Carolina, as amended or modified from time to time.

     "Vehicles" means all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title under the laws of any state and all tires all other appurtenances to any of the foregoing.

     SECTION 1.3. Other Definitional Provisions. Terms defined in the Credit Agreement and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement. The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                                   ARTICLE II

                                SECURITY INTEREST

     SECTION 2.1. Grant of Security Interest. Each Grantor hereby grants, pledges and collaterally assigns to the Administrative Agent, for the ratable benefit of itself and the Lenders, a security interest in, all of such Grantor's right, title and interest in the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, and wherever located or deemed located (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

          (a) all Accounts;

          (b) all Chattel Paper;

          (c) all Deposit Accounts;

          (d) all Documents;

          (e) all Equipment;

          (f) all Fixtures;

          (g) all General Intangibles;

          (h) all Instruments;

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          (i) all Intellectual Property;

          (j) all Inventory;

          (k) all Investment Property;

          (l) all Letter of Credit Rights;

          (m) all Vehicles;

          (n) all other personal property not otherwise described above;

          (o) all books and records pertaining to the Collateral; and

          (p) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and Supporting Obligations (as now or hereafter defined in the UCC) given by any Person with respect to any of the foregoing;

provided that no security interest shall attach to any Communications License, CATV Franchise or PUC Authorization to the extent, but only to the extent, that such Grantor is prohibited at that time from granting a security interest therein pursuant to Applicable Law, but includes, to the maximum extent permitted by Applicable Law, all rights incident or appurtenant to any such Communications License, CATV Franchise or PUC Authorization and the rights to receive all proceeds derived from or in connection with the sale, assignment or transfer of any Communications License, CATV Franchise or PUC Authorization; and provided further, that such Grantor agrees that a security interest shall automatically attach to any such Communications License, CATV Franchise or PUC Authorization, all rights incident or appurtenant thereto, and the rights to receive proceeds derived from or in connection with the sale, assignment or transfer of any Communications License, CATV Franchise or PUC Authorization, at such time that such a security interest is permitted by Applicable Law.

     SECTION 2.2. Grantor Remain Liable. Anything herein to the contrary notwithstanding: (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral,
(c) neither the Administrative Agent nor any Lender shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, and (d) neither the Administrative Agent nor any Lender shall have any liability in contract or tort for any Grantor's acts or omissions.

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                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrowers thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

     SECTION 3.1. Existence. Each Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization other than in such jurisdiction where failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

     SECTION 3.2. Authorization of Agreement; No Conflict. Each Grantor has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of, this Agreement. This Agreement has been duly executed and delivered by the duly authorized officers of each Grantor and this Agreement constitutes the legal, valid and binding obligation of each Grantor enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies. The execution, delivery and performance by such Grantor of this Agreement will not, by the passage of time, the giving of notice or otherwise, violate any material provision of any Applicable Law or Material Contract and will not result in the creation or imposition of any Lien, other than the Security Interests, upon or with respect to any property or revenues of any Grantor.

     SECTION 3.3. Consents. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability against any Grantor or any Subsidiary Issuer of this Agreement, except (a) as may be required by laws affecting the offering and sale of securities generally, (b) filings with the United States Copyright Office and/or the United States Patent and Trademark Office and (c) filings under the UCC.

     SECTION 3.4. Perfected First Priority Liens. Each financing statement naming a Grantor as debtor is in appropriate form for filing in the appropriate filing offices of the states specified on Schedule 3.6. The Security Interests granted pursuant to this Agreement (a) constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens.

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     SECTION 3.5. Title, No Other Liens. Except for the Security Interests, each
Grantor owns each item of the Collateral free and clear of any and all Liens or claims other than Permitted Liens. No financing statement under the UCC of any state which names a Grantor as debtor or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, pursuant to this Agreement or in connection with Permitted Liens. No Collateral is in the possession or Control of any Person asserting any claim thereto or security interest therein, except that (a) the Administrative Agent or its designee may have possession or Control of Collateral as contemplated hereby, (b) a depositary bank may have Control of a Deposit Account owned by a Grantor at such depositary bank and a Securities Intermediary may have Control over a Securities Account owned by a Grantor at such Securities Intermediary, in each case subject to the terms of any Deposit Account Control Agreement or Securities Control Agreement, as applicable, in favor of the Administrative Agent, and (c) a bailee, consignee or other Person may have possession of the Collateral as contemplated by, and so long as, the applicable Grantor has complied to the satisfaction of the Administrative Agent with the applicable provisions of Section 4.6(c).

     SECTION 3.6. State of Organization; Location of Inventory, Equipment and Fixtures; other Information.

     (a) Each Grantor was organized and remains organized under the laws of the state identified on Schedule 3.6 under such Grantor's name. The taxpayer identification number and Registered Organization number of each Grantor is set forth on Schedule 3.6.

     (b) All Collateral consisting of Inventory, Equipment and Fixtures (whether now owned of hereafter acquired) is (or will be) located at the locations specified on Schedule 3.6, except as otherwise permitted hereunder.

     (c) The mailing address, chief place of business, chief executive office and office where each Grantor keeps its books and records relating to the Accounts, Documents, General Intangibles, Instruments and Investment Property in which it has any interest is located at the locations specified on Schedule 3.6. No Grantor has other places of business except those separately set forth on
Schedule 3.6. No Grantor does any business nor has any Grantor ever done business during the past five years under any trade name or fictitious business name except as disclosed on Schedule 3.6. Except as disclosed on Schedule 3.6, no Grantor has acquired assets from any Person, other than assets acquired in the ordinary course of such Grantor's business, during the past five years.

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     SECTION 3.7. Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, the legally valid and binding obligation of the applicable Account Debtor. The amount represented by each Grantor to the Administrative Agent as owing by each Account Debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. No Account Debtor has any defense, set-off, claim or counterclaim against any Grantor that can be asserted against the Administrative Agent, whether in any proceeding to enforce the Administrative Agent's rights in the Collateral or otherwise except defenses, setoffs, claims or counterclaims that are not, in the aggregate, material to the value of the Accounts. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other Instrument other than a check.

     SECTION 3.8. Chattel Paper. As of the date hereof, no Grantor holds any Chattel Paper in the ordinary course of its business.

     SECTION 3.9. Deposit Accounts. As of the date hereof, all Deposit Accounts (including, without limitation, cash management accounts that are Deposit Accounts) owned by each of the Grantors are listed on Schedule 3.9.

     SECTION 3.10. Intellectual Property.

     (a) All United States Copyright registrations, Copyright applications, issued Patents, Trademark registrations and Trademark applications owned by a Grantor in its own name on the date hereof is listed on Schedule 3.10.

     (b) Except as set forth in Schedule 3.10 on the date hereof, none of the Intellectual Property owned by any Grantor is the subject of any written licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, except as could not reasonably be expected to have a Material Adverse Effect.

     SECTION 3.11. Inventory. Collateral consisting of Inventory is of good and merchantable quality, free from any defects. To the knowledge of the Grantors, none of such Inventory is subject to any licensing, Patent, Trademark, trade name or Copyright with any Person that restricts any Grantor's ability to manufacture and/or sell such Inventory. The completion of the manufacturing process of such Inventory by a Person other than a Grantor would be permitted under any contract to which such Grantor is a party or to which the Inventory is subject.

     SECTION 3.12. Investment Property.

     (a) As of the date hereof, all Investment Property (including, without limitation, Securities Accounts and cash management accounts that are Investment Property) owned by each Grantor is listed on Schedule 3.12.

     (b) All Investment Property issued by any Subsidiary Issuer to a Grantor
(i) has been duly and validly issued and, if applicable, is fully paid and nonassessable, (ii) is beneficially

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owned as of record by such Grantor and (ii) constitutes all the issued and outstanding shares of all classes of the capital stock of each such Subsidiary Issuer issued to such Grantor.

                                   ARTICLE IV

                                    COVENANTS

     Until the Obligations shall have been paid in full and the Commitments terminated, unless consent has been obtained in the manner provided for in
Section 7.1, each Grantor covenants and agrees that:

     SECTION 4.1. Maintenance of Perfected Security Interest; Further
Information.

     (a) Each Grantor shall maintain the Security Interest created by this Agreement as a perfected Security Interest having at least the priority described in Section 3.4 and shall defend such Security Interest against the claims and demands of all Persons whomsoever.

     (b) Each Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

     SECTION 4.2. Maintenance of Insurance.

     (a) The Grantors will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Collateral against loss by fire, explosion, theft, fraud and such other casualties, including business interruption, as may be reasonably satisfactory to the Administrative Agent in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities and (ii) insuring the Grantors and the Administrative Agent, for the ratable benefit of the Lenders, against liability for hazards, risks and liability to persons and property relating to the Collateral, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities, such policies to be in such form and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Lenders.

     (b) All such insurance shall (i) name the Administrative Agent for the ratable benefit of itself and the Lenders as loss payee (to the extent covering risk of loss or damage to tangible property) and as an additional insured as its interests may appear (to the extent covering any other risk), (ii) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after receipt by the Administrative Agent of written notice thereof and (iii) be reasonably satisfactory in all other respects to the Administrative Agent.

     (c) Upon the request of the Administrative Agent, the Grantors shall deliver to the Administrative Agent and the Lenders periodic reports from a reputable insurance broker with respect to the insurance referred to in this
Section 4.2.

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     SECTION 4.3. Changes in Locations; Changes in Name or Structure. No Grantor
will, except upon thirty (30) days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional financing statements (executed if necessary for any particular filing jurisdiction) and other instruments and documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the Security Interests and
(b) if applicable, a written supplement to the Schedules of this Agreement:

     (i) permit any Deposit Account to be held by or at any depositary bank other than the Depositary bank that held such Deposit Account as of the date hereof as set forth on Schedule 3.9;

     (ii) permit any of the Inventory, Equipment or Fixtures to be kept at a location other than those listed on Schedule 3.6, except as otherwise permitted hereunder;

     (iii) permit any Investment Property (other than Certificated Securities delivered to the Administrative Agent pursuant to Section 4.5) to be held by or at a Securities Intermediary other than the Securities Intermediary that held such Investment Property as of the date hereof as set forth on Schedule 3.12;

     (iv) change its jurisdiction of organization or the location of its chief executive office from that identified on Schedule 3.6; or

     (v) change its name, identity or corporate or organizational structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

     SECTION 4.4. Required Notifications. The appropriate Grantor shall promptly notify the Administrative Agent, in writing, of: (a) any Lien (other than the Security Interests or Permitted Liens) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder, (b) the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect on the aggregate value of the Collateral or on the Security Interests, and (c) the acquisition or ownership by such Grantor of any (i) Commercial Tort Claim, (ii) Deposit Account, (iii) Investment Property after the date hereof.

     SECTION 4.5. Delivery Covenants. Each Grantor will deliver and pledge to the Administrative Agent, for the ratable benefit of itself and the Lenders, all Certificated Securities, negotiable Documents, Instruments, and Tangible Chattel Paper owned or held by such Grantor, in each case, together with an Effective Endorsement and Assignment and all Supporting Obligations, as applicable.

     SECTION 4.6. Control Covenants.

     (a) Each Grantor shall instruct (and otherwise use its reasonable efforts) to cause (i) each depositary bank (other than the Administrative Agent) holding a Deposit Account owned by

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such Grantor and (ii) each Securities Intermediary holding any Investment
Property owned by such Grantor, to execute and deliver a control agreement, sufficient to provide the Administrative Agent with Control of such Deposit Account and otherwise in form and substance satisfactory to the Administrative Agent (any such depositary bank executing and delivering any such control agreement, a "Controlled Depositary", and any such Securities Intermediary executing and delivering any such control agreement, a "Controlled Intermediary") within five (5) Business Days of such request. In the event any such depositary bank or Securities Intermediary refuses to execute and deliver such control agreement, the Administrative Agent, in its sole discretion, may require the applicable Deposit Account and Investment Property to be transferred to the Administrative Agent or a Controlled Depositary or Controlled Intermediary, as applicable. Following any such request, all Deposit Accounts and all Investment Property will be maintained with the Administrative Agent or a Controlled Depositary or a Controlled Intermediary, as applicable.

     (b) Each Grantor will take such actions and deliver all such agreements as are requested by the Administrative Agent to provide the Administrative Agent with Control of all Letter of Credit Rights and Electronic Chattel Paper owned or held by such Grantor, including, without limitation, with respect to any such Electronic Chattel Paper, by having the Administrative Agent identified as the assignee of the Record(s) pertaining to the single authoritative copy thereof.

     (c) If any Collateral (other than Collateral specifically subject to the provisions of Section 4.6(a) and Section 4.6(b)) exceeding in value $50,000 in the aggregate (such Collateral exceeding such amount, the "Excess Collateral") is at any time in the possession or control of any consignee, warehouseman, bailee (other than a carrier transporting Inventory to a purchaser in the ordinary course of business), processor, or any other third party, the applicable Grantor shall notify in writing such Person of the Security Interests created hereby, shall use its reasonable efforts to obtain such Person's written agreement in writing to hold all such Collateral for the Administrative Agent's account subject to the Administrative Agent's instructions, and shall cause such Person to issue and deliver to the Administrative Agent warehouse receipts, bills of lading or any similar documents relating to such Collateral to the Administrative Agent together with an Effective Endorsement and Assignment; provided that if such Grantor is not able to obtain such agreement and cause the delivery of such items, the Administrative Agent, in its sole discretion, may require such Excess Collateral to be moved to another location specified thereby. Further, each Grantor shall perfect and protect its ownership interests in all Inventory stored with a consignee against creditors of the consignee by filing and maintaining financing statements against the consignee reflecting the consignment arrangement filed in all appropriate filing offices, providing any written notices required to notify any prior creditors of the consignee of the consignment arrangement, and taking such other actions as may be appropriate to perfect and protect such Grantor's interests in such inventory under Section 2-326, Section 9-103, Section 9-324 and Section 9-505 of the UCC or otherwise. All such financing statements filed pursuant to this Section 4.6(c) shall be assigned, on the face thereof, to the Administrative Agent, for the ratable benefit of itself and the other Lenders.

     SECTION 4.7. Filing Covenants. Pursuant to Section 9-509 of the UCC and any other Applicable Law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of any Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the Security Interests of the Administrative Agent under this Agreement. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of Collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the Security Interest in the Collateral granted herein, including, without limitation, describing such property as "all assets" or "all personal property." Further, a photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. Each Grantor hereby authorizes, ratifies and confirms all financing statements and other filing or recording documents or instruments filed by the Administrative Agent prior to the date of this Agreement.

     SECTION 4.8. Accounts.

     (a) Other than in the ordinary course of business consistent with its past practice, no Grantor will (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Account Debtor, (iv) allow any credit or discount whatsoever on any Account or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

     (b) Each Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of any material Account.

     (c) The Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent's request and at the expense of the Grantors, the Grantors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

     SECTION 4.9. Intellectual Property.

     (a) Except as could not reasonably be expected to have a Material Adverse Effect, each Grantor (either itself or through licensees) (i) will continue to use each registered Trademark and Trademark for which an application is pending, to the extent reasonably necessary to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) will maintain products and services offered under such Trademark at a level substantially consistent with the quality of such products and services as of the date hereof, (iii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark could reasonably be expected to become invalidated or impaired in any way, (iv) will not do any act, or knowingly omit to do any act, whereby any issued Patent owned by such Grantor would reasonably be expected to become forfeited, abandoned or dedicated to the public, (v) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any registered Copyright owned by such Grantor or Copyright for which an application is pending could reasonably be expected to become invalidated or otherwise impaired and (vi) will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

     (b) Each Grantor will notify the Administrative Agent and the Lenders promptly if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property owned by such Grantor may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property owned by such Grantor or such Grantor's right to register the same or to own and maintain the same.

     (c) Whenever any Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the Lenders' security interest in any material Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby.

     (d) Each Grantor will take all reasonable and necessary steps, at its sole cost and expense, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

     (e) In the event that any material Intellectual Property owned by any Grantor is infringed, misappropriated or diluted by a third party, such Grantor shall (i) at such Grantor's sole cost and expense, take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns of such infringement, misappropriation or dilution.

     SECTION 4.10. Investment Property.

     (a) Without the prior written consent of the Administrative Agent, no Grantor will (i) vote to enable, or take any other action to permit, any Issuer to issue any Investment Property, except for such additional Investment Property that will be subject to the Security Interest granted herein in favor of the Administrative Agent, or (ii) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any Investment Property or Proceeds thereof. Such Grantor will defend the right, title and interest of the Administrative Agent in and to any Investment Property against the claims and demands of all Persons whomsoever.

     (b) If any Grantor shall become entitled to receive or shall receive (i) any Certificated Securities (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the ownership interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Investment Property, or otherwise in respect thereof, or (ii) any sums paid upon or in respect of any Investment Property upon the liquidation or dissolution of any Issuer, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and promptly deliver the same to the Administrative Agent in accordance with the terms hereof.

     SECTION 4.11. Equipment. Each Grantor will maintain each item of Equipment in good working order and condition (reasonable wear and tear and obsolescence excepted), and in accordance with any manufacturer's manual, and will as quickly as practicable provide all maintenance, service and repairs necessary for such purpose and will promptly furnish to the Administrative Agent a statement respecting any material loss or damage to any of the Equipment.

     SECTION 4.12. Vehicles. Upon the request of the Administrative Agent upon the occurrence and during the continuance of an Event of Default, all applications for certificates of title or ownership indicating the Administrative Agent's first priority Lien on the Vehicle covered by such certificate, and any other necessary documentation, shall be filed in each office in each jurisdiction which the Administrative Agent shall deem reasonably advisable to perfect its Liens on the Vehicles. Prior thereto, each certificate of title or ownership relating to each Vehicle shall be maintained by the appropriate Grantor in accordance with Applicable Law to reflect the ownership interest of such Grantor.

     SECTION 4.13. Further Assurances. Upon the request of the Administrative Agent and at the sole expense of the Grantors, each Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the assignment of any Material Contract, and (ii) all applications, certificates, instruments, registration statements, and all other documents and papers the Administrative Agent may reasonably request and as may be required by law in connection with the obtaining of any consent, approval, registration, qualification, or authorization of any Person deemed necessary or appropriate for the effective exercise of any rights under this Agreement.

                                    ARTICLE V

                               REMEDIAL PROVISIONS

     SECTION 5.1. General Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC or any other Applicable Law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantors or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent may disclaim any warranties of title, possession and quiet enjoyment. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. To the extent permitted by Applicable Law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder except to the extent any such claims, damages, or demands result solely from the gross negligence or willful misconduct of the Administrative Agent or any Lender, in each case against whom such claim is asserted. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

     SECTION 5.2. Specific Remedies.

     (a) The Administrative Agent hereby authorizes each Grantor to collect its Accounts, under the Administrative Agent's direction and control; provided that, the Administrative Agent may curtail or terminate such authority at any time after the occurrence and during the continuance of an Event of Default.

     (b) Upon the occurrence and during the continuance of an Event of Default:

          (i) the Administrative Agent may communicate with Account Debtors of any Account subject to a Security Interest and upon the request of the Administrative Agent, each Grantor shall notify (such notice to be in form and substance satisfactory to the Administrative Agent) its Account Debtors and parties to the Material Contracts subject to a Security Interest that such Accounts and the Material Contracts have been assigned to the Administrative Agent, for the ratable benefit of itself and the Lenders;

          (ii) each Grantor shall forward to the Administrative Agent, on the last Business Day of each week, deposit slips related to all cash, money, checks or any other similar items of payment received by such Grantor during such week, and, if requested by the Administrative Agent, copies of such checks or any other similar items of payment, together with a statement showing the application of all payments on the Collateral during such week and a collection report with regard thereto, in form and substance satisfactory to the Administrative Agent;

          (iii) whenever such Grantor shall receive any cash, money, checks or any other similar items of payment relating to any Collateral (including any Proceeds of any Collateral), such Grantor agrees that it will, within one (1) Business Day of such receipt, deposit all such items of payment into the Collateral Account or in a Deposit Account at Controlled Depositary, until such Grantor shall deposit such cash, money, checks or any other similar items of payment in the Collateral Account or in a Deposit Account at a Controlled Depositary, such Grantor shall hold such cash, money, checks or any other similar items of payment in trust for the Administrative Agent and Lenders and as property of the Administrative Agent and Lenders, separate from the other funds of such Grantor, and the Administrative Agent shall have the right to transfer or direct the transfer of the balance of each Deposit Account to the Collateral Account. All such Collateral and Proceeds of Collateral received by the Administrative Agent hereunder shall be held by the Administrative Agent in the Collateral Account as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.

          (iv) the Administrative Agent shall have the right to receive any and all cash dividends, payments or distributions made in respect of any Investment Property or other Proceeds paid in respect of any Investment Property, and any or all of any Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders, partners or members of the relevant Issuers and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate, partnership or company structure of any Issuer or upon the exercise by a Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it; but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and the Administrative Agent and the Lenders shall not be responsible for any failure to do so or delay in so doing. In furtherance thereof, each Grantor hereby authorizes and instructs each Issuer with respect to any Collateral consisting of Investment Property to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and such Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) except as otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to any Investment Property directly to the Administrative Agent;

          (v) the Administrative Agent shall be entitled to (but shall not be required to): (A) proceed to perform any and all obligations of any Grantor under any Material Contract and exercise all rights of such Grantor thereunder as fully as such Grantor itself could, (B) do all other acts which the Administrative Agent may deem necessary or proper to protect its Security Interest granted hereunder, provided such acts are not inconsistent with or in violation of the terms of any of the Credit Agreement, of the other Loan Documents or Applicable Law, and (C) sell, assign or otherwise transfer any Material Contract in accordance with the Credit Agreement, the other Loan Documents and Applicable Law, subject, however, to the prior approval of each other party to such Material Contract, to the extent required under the Material Contract; and

          (vi) without limiting the generality of the foregoing, each Grantor shall take any action which the Administrative Agent may reasonably request in order to transfer and assign to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, each Communications License, CATV Franchise or PUC Authorization or other Governmental Approval and the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction to enforce such obligations. Such receiver shall be instructed to seek from the Governmental Authority an involuntary transfer of control of each such Communications License, CATV Franchise or PUC Authorization or other Governmental Approval for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each Grantor hereby agrees to authorize such an involuntary assignment or transfer of control upon the request of the receiver so appointed and, if such Grantor shall refuse to authorize the transfer, its approval may be required by the court. Furthermore, each Grantor shall use its best efforts to assist in obtaining approval of any Governmental Authority, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing with any Governmental Authority of the assignor's or transferor's portion of any application or applications for consent to the assignment of any Communications License, CATV Franchise or PUC Authorization or other Governmental Approval or transfer of control necessary or appropriate under the rules and regulations of any Governmental Authority for the approval of the transfer or assignment of any portion of the assets of such Grantor, together with any Communications License, CATV Franchise or PUC Authorization or other Governmental Approval. Because each Grantor agrees that the Administrative Agent's remedy at law for failure of such Grantor to comply with the provisions of this Section would be inadequate and that such failure would not be adequately compensable in damages, each Grantor agrees that these covenants and agreements may be specifically enforced, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants. Notwithstanding the foregoing, the Lenders and the Administrative Agent understand and agree that the assignment or transfer of control of some of the Communications Licenses requires advance approval by the FCC.

     (c) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Grantors of the Administrative Agent's intent to exercise its corresponding rights pursuant to
Section 5.2(b), each Grantor shall be permitted to receive all cash dividends, payments or other distributions made in respect of any Investment Property, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and other corporate, company and partnership rights with respect to any Investment Property; provided that, no vote shall be cast or other corporate, company and partnership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would result in a Default or Event of Default under any provision of the Credit Agreement, this Agreement or any other Loan Document.

     SECTION 5.3. Registration Rights.

     (a) If the Administrative Agent shall determine that in order to exercise its right to sell any or all of the Collateral it is necessary or advisable to have such Collateral registered under the provisions of the Securities Act (any such Collateral, the "Restricted Securities Collateral"), the Grantors will cause each applicable Subsidiary Issuer (and the officers and directors thereof), and will use their best efforts to cause each other applicable Issuer, to (i) execute and deliver all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register such Restricted Securities Collateral, or that portion thereof to be sold, under the provisions of the Securities Act,
(ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Restricted Securities Collateral, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause each applicable Subsidiary Issuer (and the officers and directors thereof), and will use its best efforts to cause each other applicable Issuer, to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section II (a) of the Securities Act.

     (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Restricted Securities Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Restricted Securities Collateral for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

     (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Restricted Securities Collateral valid and binding and in compliance with any and all other Applicable Laws. Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.3 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.3 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

     SECTION 5.4. Application of Proceeds. At such intervals as may be agreed upon by the Grantors and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of the Collateral or any Proceeds of the Collateral in payment in whole or in part of the Obligations (after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements) in accordance with Section 4.5 of the Credit Agreement. Any balance of such Proceeds remaining after shall be paid over to the appropriate Grantor, on behalf of such Grantor, or to whomsoever (if such Person is not a Grantor) may be lawfully entitled to receive the same. Only after (i) the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-610 and Section 9-615 of the UCC and
(ii) the payment in full of the Obligations and the termination of the Commitments, shall the Administrative Agent account for the surplus, if any, to such Grantor, or to whomever may be lawfully entitled to receive the same (if such Person is not a Grantor).

     SECTION 5.5. Waiver, Deficiency. Except to the extent prohibited under Applicable Law (including Section 9-602 of the UCC), each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Sections 9-210, 9-607, 9-608, 9-610, 9-615, 9-620, 9-621, 9-623, 9-624, 9-625 or
9-627 of the UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

                                   ARTICLE VI

                            THE ADMINISTRATIVE AGENT

     SECTION 6.1. Administrative Agent's Appointment as Attorney-In-Fact.

     (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following upon the occurrence and during the continuance of an Event of Default:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or Material Contract subject to a Security Interest or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account or Material Contract subject to a Security Interest or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof,

          (iv) execute, in connection with any sale provided for in this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' Security Interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement in accordance with the provisions of Section 6.1(a).

     (c) The expenses of the Administrative Agent incurred in connection with actions taken pursuant to the terms of this Agreement, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the Grantors, shall be payable by the Grantors to the Administrative Agent on demand.

     (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with Section 6.1(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the Security Interests created hereby are released.

     SECTION 6.2. Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     SECTION 6.3. Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement to make any inquiry respecting such authority.

                                   ARTICLE VII

                                  MISCELLANEOUS

     SECTION 7.1. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 14.11 of the Credit Agreement.

     SECTION 7.2. Notices. All notices, requests and demands to or upon the Administrative Agent or the Grantors hereunder shall be effected in the manner provided for in Section 14.1 of the Credit Agreement.

     SECTION 7.3. No Waiver by Course of Conduct, Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     SECTION 7.4. Enforcement Expenses, Indemnification.

     (a) The Grantors agree to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with enforcing or preserving any rights under this Agreement and the other Loan Documents (including, without limitation, in connection with any workout, restructuring, bankruptcy or other similar proceeding), including, without limitation, the reasonable fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent.

     (b) The Grantors agree to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes (in each case, subject to Section 4.11 of the Credit Agreement) which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     (c) The Grantors agree to pay, and to save the Administrative Agent and the Lenders harmless from any and all liabilities, obligations, losses, damages, penalties, costs and expenses in connection with actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Grantors would be required to do so pursuant to
Section 14.2 of the Credit Agreement.

     (d) The agreements in this Section 7.4 shall survive termination of the Commitments and repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

     SECTION 7.5. Binding Arbitration; Waiver of Jury Trial; Preservation of Remedies.

     (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement ("Disputes"), between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with this Agreement. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association ("AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety (90) days after such demand thereof and shall be concluded within one-hundred and twenty
(120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty (60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys selected from the Commercial Finance Dispute Panel of the AAA. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The parties hereto do not waive any applicable Federal or state substantive law except as provided herein.

     (b) Waiver of Jury Trial. EACH GRANTOR HEREBY ACKNOWLEDGES THAT BY AGREEING TO BINDING ARBITRATION IT HAS IRREVOCABLY WAIVED ITS RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

     (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under Applicable Law or by judicial foreclosure and sale, including a proceeding to confirm the sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and
(iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

     SECTION 7.6. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of Grantors (and shall bind all Persons who become bound as a Grantor to this Collateral Agreement), the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent (given in accordance with Section 7.1).

     SECTION 7.7. Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time pursuant to Section 14.3 of the Credit Agreement, without notice to any Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this
Section 7.7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

     SECTION 7.8. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 7.9. Severability. Any provision of this Agreement or any other Loan Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 7.10. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     SECTION 7.11. Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

     SECTION 7.12. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina without reference to the conflict or choice of law principles thereof.

     SECTION 7.13. Consent to Jurisdiction. Each Grantor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. Each Grantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in
Section 14.1 of the Credit Agreement. Nothing in this Section 7.13 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against any Grantor or its properties in the courts of any other jurisdictions.

     SECTION 7.14. Acknowledgements.

     (a) Each Grantor hereby acknowledges that: (i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party, (ii) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between such Grantor, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor, and (iii) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby or thereby among the Lenders or among any Grantor and the Lenders.

     (b) Each Issuer party to this Agreement acknowledges receipt of a copy of this Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to provide such notices to the Administrative Agent as may be necessary to give full effect to the provisions of this Agreement.

     SECTION 7.15. Releases.

     (a) At such time as the Obligations shall have been paid in full and the Commitments have been terminated, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and the Grantors hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative

Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination

     (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. In the event that all the capital stock of any Grantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement, then, at the request of such Grantor and at the expense of such Grantor, such Grantor shall be released from its obligations hereunder; provided that such Grantor shall have delivered to the Administrative Agent, at least ten (10) Business Days prior to the date of the proposed release, a written request for release identifying such Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by such Grantor stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

                           [Signature Pages to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

[CORPORATE SEAL]                          KNOLOGY OF COLUMBUS, INC., as Grantor


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF MONTGOMERY, INC., as
                                          Grantor


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF PANAMA CITY, INC., as
                                          Grantor


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF AUGUSTA, INC., as
                                          Grantor


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

[Collateral Agreement]

[CORPORATE SEAL]                          KNOLOGY OF CHARLESTON, INC., as
                                          Grantor


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF SOUTH CAROLINA, INC., as
                                          Grantor


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF ALABAMA, INC., as
                                          Grantor


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF FLORIDA, INC., as
                                          Grantor


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF HUNTSVILLE, INC., as
                                          Grantor


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                           [Signature Pages Continue]

[Collateral Agreement]

[CORPORATE SEAL]                          KNOLOGY OF TENNESSEE, INC., as
                                          Grantor


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY OF GEORGIA, INC., as Grantor


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


[CORPORATE SEAL]                          KNOLOGY BROADBAND, INC. (formerly
                                          known as KNOLOGY Holdings, Inc.),
                                          as Grantor


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                           [Signature Pages Continue]

[Collateral Agreement]

                                          WACHOVIA BANK, NATIONAL
                                          ASSOCIATION, as Administrative
                                          Agent and Lender


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

[Collateral Agreement]

                                    EXHIBIT A
                                       to
                              Collateral Agreement

                         Form of Perfection Certificate

     Pursuant to the Amended and Restated Credit Agreement dated as of the [___] day of [_________], 2002 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among KNOLOGY BROADBAND, INC. (formerly known as KNOLOGY Holdings, Inc.) (the "Guarantor"), and certain of its Subsidiaries (collectively, with the Guarantor, the "Grantors"), the lenders who are or may become a party thereto, as Lenders, and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), a national banking association, as Administrative Agent for the Lenders, the Grantors have entered into the Collateral Agreement, dated as of [________ ___], 2002 (as amended, supplemented or otherwise modified, the "Collateral Agreement") in favor of the Administrative Agent for the benefit of the Lenders.

     This Perfection Certificate is delivered pursuant to the Collateral Agreement.

     The Grantors hereby certify to the Administrative Agent and each Lender as follows:

     SECTION 1. Identification Information.

     (a) The jurisdiction of incorporation, organization or formation of each Grantor is as follows:

     (b) The location of the chief executive office of each Grantor is as follows:

     (c) The exact legal name of each Grantor as it appears in its Articles of Incorporation is as follows:

     (d) Except as set forth herein, each Grantor has not changed its identity or organizational structure in any way within the past five years.

     (e) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its respective divisions or other business units at any time during the past five years:

     (f) The taxpayer identification number of each Grantor is as follows:

     (g) The registered organization identification number of each Grantor is as follows:

     SECTION 2. Current Locations.

     (a) The chief executive office of each Grantor is located at the following addresses:

     Grantor   Mailing Address   County and State
     -------   ---------------   ----------------

     (b) The following are the only locations at which each Grantor maintains any books or records relating to any Accounts:

     Grantor   Mailing Address   County and State
     -------   ---------------   ----------------

     (c) The following are all the locations not identified above where each Grantor maintains any Inventory or Equipment:

     Grantor   Mailing Address   County and State
     -------   ---------------   ----------------

     3. Unusual Transactions. Other than as set forth below, all Accounts have been originated by the Grantors and all Inventory and Equipment have been acquired by the Grantors in the ordinary course of business.

     4. Reliance. The undersigned acknowledges that the Administrative Agent and the Lenders are entitled to rely and have, in fact, relied on the information contained herein, and any successor or assign of the Agent or the Lenders is entitled to rely on the information contained herein.

     IN WITNESS WHEREOF, the undersigned have executed this Perfection
Certificate, this        day of                     , 2002.
                  ------        --------------------

                                    KNOLOGY BROADBAND, INC., on behalf of itself and its Subsidiaries


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                            ------------------------------------

                                  SCHEDULE 3.6
                                       to
                              Collateral Agreement

     Jurisdiction of Organization; Taxpayer Identification Number; Registered Organization Number; Mailing Address; Chief Executive Office and other Locations

                                  SCHEDULE 3.9
                                       to
                              Collateral Agreement

                                Deposit Accounts

                                                Address of
             Financial                          Financial
Grantor     Institution     Account Number     Institution     Account Purpose
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  SCHEDULE 3.10
                                       to
                              Collateral Agreement

                              Intellectual Property

     1. The listing of Trademarks (as defined in the Collateral Agreement) should include: (a) the Trademark; (b) Registration Number or Serial Number; (c) the Owner; (d) the Filing Date; (e) the Registration Date (if applicable); (f) the Date Affidavit of Use and/or Renewal is Due; and (g) Whether the Affidavit of Use and/or Renewal has been filed.

     2. The listing of Trademark Licenses (as defined in the Collateral Agreement) should include: (a) Name and Address of Licensee/Licensor; (b) Date;
(c) List of each Trademark Licensed/Assigned; and (d) Description of product to which license/assignment applies.

     3. The listing of Patents (as defined in the Collateral Agreement) should include: (a) Country; (b) Patent Number; (c) Issue Date; (d) Inventor(s); (e) Title of Invention; (f) Dates on which Maintenance Fees were paid; and (g) Identity of Party Paying Maintenance Fees.

     4. The listing of Patent (as defined in the Collateral Agreement) applications should include: (a) Application Number; (b) Filing Date; (c) Inventors; and (d) Title of Invention.

     5. The listing of Patent Licenses (as defined in the Collateral Agreement) should include: (a) Name and Address of Licensee/Licensor; (b) Date; (c) List of each Patent Licensed/Assigned; and (d) Description of product to which license/assignment applies

     6. The listing of Copyrights (as defined in the Collateral Agreement) should include: (a) Registration Number; (b) Registration Date; (c) Title as listed in Registration; (d) Publication Date; (e) Creation Date; (f) Author; and(g) Subject Matter Covered.

     7. The listing of Copyright Licenses (as defined in the Collateral Agreement) should include: (a) Name and Address of Licensee/Licensor; (b) Date;
(c) Work Licensed or Assigned.

                                  SCHEDULE 3.12
                                       to
                              Collateral Agreement

                               Investment Property

Certificated Securities:

                                                             Percentage of
                                                          Ownership Interests
                                             Certificate  of such Class and
Name of Issuer  Class and Series  Par Value     Number         Series
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Securities Accounts (including cash management accounts that are Investment Property) and Uncertificated Securities:

                        Account   Address of Financial
Financial Institution    Number       Institution        Account Purpose
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               Percentage of
                 Class and                  Ownership Interests
Name of Issuer     Series    Par Value   of such Class and Series
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  EXECUTION COPY

================================================================================

                              COLLATERAL AGREEMENT

                          dated as of October 22, 2002
                     and effective as of November     , 2002
                                                 ----

                                  by and among

            KNOLOGY BROADBAND, INC. and Certain of its Subsidiaries,
                                  as Grantors,

                                   in favor of

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                 (formerly known as First Union National Bank),
                             as Administrative Agent

================================================================================

                                TABLE OF CONTENTS

ARTICLE I DEFINED TERMS.................................................................    2
SECTION 1.1.    Terms Defined in the Uniform Commercial Code............................    2
SECTION 1.3.    Other Definitional Provisions...........................................    5

ARTICLE II SECURITY INTEREST............................................................    5
SECTION 2.1.    Grant of Security Interest..............................................    5
SECTION 2.2.    Grantor Remain Liable...................................................    6

ARTICLE III REPRESENTATIONS AND WARRANTIES..............................................    7
SECTION 3.1.    Existence...............................................................    7
SECTION 3.2.    Authorization of Agreement; No Conflict.................................    7
SECTION 3.3.    Consents................................................................    7
SECTION 3.4.    Perfected First Priority Liens..........................................    7
SECTION 3.5.    Title, No Other Liens...................................................    8
SECTION 3.6.    State of Organization; Location of Inventory, Equipment and Fixtures;
                   other Information ...................................................    8
SECTION 3.7.    Accounts................................................................    9
SECTION 3.8.    Chattel Paper...........................................................    9
SECTION 3.9.    Deposit Accounts........................................................    9
SECTION 3.10.   Intellectual Property...................................................    9
SECTION 3.11.   Inventory...............................................................    9
SECTION 3.12.   Investment Property.....................................................    9

ARTICLE IV COVENANTS....................................................................   10
SECTION 4.1.    Maintenance of Perfected Security Interest; Further Information.........   10
SECTION 4.2.    Maintenance of Insurance................................................   10
SECTION 4.3.    Changes in Locations; Changes in Name or Structure......................   11
SECTION 4.4.    Required Notifications..................................................   11
SECTION 4.5.    Delivery Covenants......................................................   11
SECTION 4.6.    Control Covenants.......................................................   11
SECTION 4.7.    Filing Covenants........................................................   12
SECTION 4.8.    Accounts................................................................   13
SECTION 4.9.    Intellectual Property...................................................   13
SECTION 4.10.   Investment Property.....................................................   15
SECTION 4.11.   Equipment...............................................................   15
SECTION 4.12.   Vehicles................................................................   15
SECTION 4.13.   Further Assurances......................................................   16

ARTICLE V REMEDIAL PROVISIONS...........................................................   16
SECTION 5.1.    General Remedies........................................................   16
SECTION 5.2.    Specific Remedies.......................................................   17
SECTION 5.3.    Registration Rights.....................................................   19
SECTION 5.4.    Application of Proceeds.................................................   20

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

SECTION 5.5.    Waiver, Deficiency......................................................   21

ARTICLE VI THE ADMINISTRATIVE AGENT.....................................................   21
SECTION 6.1.    Administrative Agent's Appointment as Attorney-In-Fact..................   21
SECTION 6.2.    Duty of Administrative Agent............................................   23
SECTION 6.3.    Authority of Administrative Agent.......................................   23

ARTICLE VII MISCELLANEOUS...............................................................   23
SECTION 7.1.    Amendments in Writing...................................................   23
SECTION 7.2.    Notices.................................................................   23
SECTION 7.3.    No Waiver by Course of Conduct, Cumulative Remedies.....................   23
SECTION 7.4.    Enforcement Expenses, Indemnification...................................   24
SECTION 7.5.    Binding Arbitration; Waiver of Jury Trial; Preservation of Remedies.....   24
SECTION 7.6.    Successors and Assigns..................................................   25
SECTION 7.7.    Set-Off.................................................................   26
SECTION 7.8.    Counterparts............................................................   26
SECTION 7.9.    Severability............................................................   26
SECTION 7.10.   Section Heading.........................................................   26
SECTION 7.11.   Integration.............................................................   26
SECTION 7.12.   Governing Law...........................................................   27
SECTION 7.13.   Consent to Jurisdiction.................................................   27
SECTION 7.14.   Acknowledgements........................................................   27
SECTION 7.15.   Releases................................................................   27

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

EXHIBITS:

Exhibit A Form of Perfection Certificate

SCHEDULES:

Schedule 3.6 Jurisdiction of Organization; Taxpayer Identification Number; Registered Organization Number; Mailing Address; Chief Executive Office and other Locations
Schedule 3.9    Deposit Accounts
Schedule 3.10   Intellectual Property
Schedule 3.12   Investment Property

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